SUB-ITEM 77.Q1(E)

A copy of Investment Advisory Agreement between Registrant and Monongahela Capital Management regarding Monongahela All Cap Value Fund Exhibit (d) (30) to the Registrant’s Registration Statement on Form N-1A, is incorporated by reference as filed via EDGAR in Post-Effective Amendment No. 410 on May 15, 2013, accession number 0001435109-13-000231.